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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2000





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                0-11402                           74-1666060
(STATE OR OTHER JURISDICTION                  (COMMISSION                       (IRS EMPLOYER
     OF INCORPORATION)                        FILE NUMBER)                      IDENTIFICATION NO.)

                 1000 SUMMIT DRIVE, CINCINNATI, OHIO 45150-2788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER EVENTS.

          On June 29, 2000, Telxon Corporation (the "Company" or "Registrant") issued a press release announcing: a restatement of the Company's results of operations for fiscal years 1999 and 1998 resulting from an agreement made during the fourth quarter of fiscal 1998 with a value-added distributor on terms making recognition of the associated revenue more appropriate on a sell-through basis; and a delay in the filing of its Form 10-K for the ended March 31, 2000 to permit the Company and its current and former independent accountants to examine and incorporate into the financial statements to be included in the Form 10-K the effects of the restatement and of recent comments received from the Securities and Exchange Commission's Division of Corporate Finance regarding the Registrant's previous filings.



          A copy of the press release discussing the above and certain related matters is included as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

                  99 Press Release issued by the Registrant on June 29, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELXON CORPORATION



Date:  June 29, 2000                   By: /s/ Woody M. McGee
                                           -------------------
                                           Woody M. McGee
                                           Vice President, Chief
                                             Financial Officer